PURCHASE LIABILITY	12 Months Ended
Dec. 31, 2022
Purchase Liability
PURCHASE LIABILITY

NOTE 9 – PURCHASE LIABILITY

The balance of the company’s Purchase Liability at December 31, 2022, and December 31, 2021 was $-0- and $300,000, respectively.

Under the terms of the business acquisition of Stage It described in Note 6, during the year ended December 31, 2022 the Company had a contingent Earnout Liability of $7,679,984 due to the shareholders of Stage It if Stage It operations achieve certain EBITDA operating milestones. As of December 31, 2022 the Company estimated that the Earnout would not be achieved and wrote down the Earnout liability to zero as an offset against goodwill. See Note 6.

On October 16, 2017, the Company entered into an agreement with PledgeMusic, Inc. (the “Seller”), whereby the Company acquired the digital live music distribution platform “Set.fm” from PledgeMusic. The purchase price for the acquisition was comprised of $50,000 paid in cash, and a purchase liability of $300,000.

The purchase liability was payable on the net revenues derived from VNUE’s live recording and content business and must be paid in full to the Seller no later than the three (3) year anniversary of the date of the agreement, or October 16, 2020. If the Company fails to pay the Seller the purchase liability on time, the Seller may request at any time within one hundred eighty days (180) days following the (3) year anniversary of the asset purchase agreement, that the Company immediately forfeit, convey, assign, and transfer to the Seller all or any of the Purchased Assets so requested by the Seller for no additional consideration. The Company has had no correspondence regarding this liability with Pledge Music, who declared bankruptcy in 2019.